UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

Novo Integrated Sciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-109118	59-3691650
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11120 NE 2nd Street, Suite 200, Bellevue, WA 98004

(Address of principal executive offices)

(206) 617-9797

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Accounting Firm

On May 31, 2018, the Board of Directors of Novo Integrated Sciences, Inc. (the “Company”) terminated the engagement of AJ Robbins CPA, LLC (“AJ Robbins”) as the Company’s independent registered accounting firm.

AJ Robbins’ report on the Company’s financial statements for the fiscal years ended August 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during the Company’s two most recent fiscal years and through May 31, 2018, there have been no disagreements with AJ Robbins on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to AJ Robbins’ satisfaction, would have caused AJ Robbins to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements for such periods.

Except as set forth below, for the fiscal years ended August 31, 2017 and 2016 and through May 31, 2018, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K. In connection with its audit of the Company’s financial statements for the fiscal years ended August 31, 2017 and 2016, AJ Robbins reported the existence of a material weakness in the Company’s internal control over financial reporting to the Company’s Board of Directors. The ineffectiveness of the Company’s internal control over financial reporting was due to the following material weakness which the Company identified in its internal control over financial reporting: a lack of segregation of duties. This material weakness has not been corrected.

The Company provided AJ Robbins with a copy of the disclosure contained herein, prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that AJ Robbins furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. AJ Robbins’ letter to the Commission is attached hereto as Exhibit 16.1.

(b) Engagement of New Independent Registered Accounting Firm

On May 31, 2018, the Company’s Board of Directors appointed NVS Chartered Accountants Professional Corporation (“NVS”) as the Company’s new independent registered accounting firm. During the Company’s two most recent fiscal years and through May 31, 2018, neither the Company nor anyone acting on the Company’s behalf consulted NVS with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter of AJ Robbins CPA, LLC to the Commission dated June 4, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novo Integrated Sciences, Inc.

Dated: June 5, 2018	By:	/s/ Christopher David
Christopher David
President